UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2015, the Board of Directors approved the Executive Incentive Performance Plan (the “Performance Plan”), subject to shareholder approval at 2015 Annual Meeting of Shareholders (the “Annual Meeting”). The Performance Plan was approved by the vote of shareholders that was certified at the reconvening of the adjourned Annual Meeting on July 7, 2015. A summary of the Performance Plan is included in the Proxy Statement filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”). The summary is qualified in its entirety by reference to the complete plan, which is included as Exhibit A to the Proxy Statement and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stifel Financial Corp. (the “Company”) was convened on June 10, 2015 and subsequently adjourned by shareholders to permit additional time to solicit shareholder votes on the proposals to (i) elect six members of the Board of Directors; (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement; (iii) approve the Executive Incentive Performance Plan; and (iv) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. The Annual Meeting was reconvened on July 7, 2015, at which time the final votes on each of the proposals were certified.

As of April 14, 2015, the record date for the Annual Meeting, there were 67,873,541 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 65,704,169 shares of common stock were represented in person or by proxy, constituting a quorum.

The final results for the proposals certified at the reconvened Annual Meeting are set forth below:

Proposal I – Election of Six Directors:

The Company’s shareholders elected six Class II directors to hold office until the 2018 annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the shareholders’ votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Nominees for Class II:
Charles A. Dill	50,594,028	12,556,755	—	2,553,386
Richard J. Himelfarb	54,392,271	8,758,512	—	2,553,386
Alton F. Irby III	52,236,332	10,914,451	—	2,553,386
Victor J. Nesi	56,515,208	6,635,575	—	2,553,386
James M. Zemlyak	54,050,194	9,100,589	—	2,553,386
Michael J. Zimmerman	61,827,846	1,322,937	—	2,553,386

Proposal II – To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-votes
35,504,974	27,430,600	215,209	2,553,386

Proposal III – To approve the Executive Incentive Performance Plan:

For	Against	Abstentions	Broker Non-votes
59,467,867	3,183,511	499,405	2,553,386

Proposal IV – To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015:

For	Against	Abstentions	Broker Non-votes
65,559,445	92,491	52,233	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1

Stifel Financial Corp. 2015 Executive Incentive Performance Plan, incorporated by reference to Exhibit A of the Company’s definitive proxy statement for the 2015 Annual Meeting of Shareholders, filed on April 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: July 7, 2015	By:	/s/ Ronald J. Kruszewski

	Name:	Ronald J. Kruszewski
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Stifel Financial Corp. 2015 Executive Incentive Performance Plan, incorporated by reference to Exhibit A of the Company’s definitive proxy statement for the 2015 Annual Meeting of Shareholders, filed on April 30, 2015.